UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 30, 2007

                             FINANCIALCONTENT, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                     0-28377                 94-3310536
----------------------------       ------------          ----------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)          Identification Number)

       101 Lincoln Centre Drive, Suite 410, Foster City, California 94404
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (650) 286-9702

________________________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (1) Merger Involving Independent Accountants

         (i) On January 30, 2006, we were informed by Pohl, McNabola, Berg & Co., LLP ("PMB"), the independent registered public accounting firm for Client (the "Company"), as follows:

                    (1) PMB has consummated a merger with Helin, Donovan, Trubee & Wilkinson., LLP ("HDTW"). HDTW is located in Austin, Texas, and is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is PMB Helin Donovan, LLP ("PMB+HD").

                    (2) We are required to file this Form 8-K as notification that PMB + HD succeeds PMB as our independent registered auditor.

        (ii) PMB's reports on our consolidated financial statements as of and for the years ended June 30, 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

       (iii) Neither of the reports of PMB on the Company's financial statements for the two most recent fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

                    (1) During the Company's two most recent fiscal years and through January 30, 2007, there were no disagreements with PMB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB, would have caused them to make reference thereto in their reports on the financial statements for such years.

                    (2) During the Company's two most recent fiscal years and through January 30, 2007, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

         (iv) The Company has requested that PMB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PMB agrees with the above statements. A copy of PMB's letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16 to this Form 8-K.

     (2) During the Company's two most recent fiscal years and through January 30, 2007, neither the Company, nor anyone on its behalf, consulted with HDTW regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

================================================================================

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
----------  ---------------------------------

     (a) Financial statements of businesses acquired.

         None

     (b) Pro forma financial information.

         None

     (c) Shell company transactions.

         None

     (d) Exhibits

         16   Letter regarding change in certifying accountant.

================================================================================

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FinancialContent, Inc.

Date: February 1, 2007               By:   /s/ Wing Yu
                                         ---------------------------------------
                                          Wing Yu
                                          CEO

================================================================================

                                  EXHIBIT INDEX


Exhibit                                                            Sequential
Number                                                             Page Number
--------                                                           -----------

  16       Letter regarding change in certifying accountant.            4






                                      -3-